United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2009

City National Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-10521	95-2568550
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

City National Center, 400 North Roxbury Drive, Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 888-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

     The Opinion and Consent of Michael B. Cahill as to the validity of the shares of common stock, par value $1.00 per share, of City National Corporation to be issued upon the exercise of the underwriters’ over-allotment option described in the Prospectus Supplement dated May 5, 2009 (the “Common Stock”) are each filed herewith and are each incorporated by reference into the Registration Statement on Form S-3ASR (File No. 333-156275).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
5.1	Opinion of Michael B. Cahill regarding the validity of the Common Stock, dated May 15, 2009

23.1	Consent of Michael B. Cahill (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2009

CITY NATIONAL CORPORATION
By: /s/ Michael B. Cahill
Michael B. Cahill
Executive Vice President,
Corporate Secretary and General Counsel
(Authorized Officer)

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
5.1	Opinion of Michael B. Cahill regarding the validity of the Common Stock, dated May 15, 2009

23.1	Consent of Michael B. Cahill (included in Exhibit 5.1)